UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December15, 2005


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


             Maryland                    814-00672               20-1371499
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


   1221 McKinney Street, Suite 2975
            Houston, Texas                                         77010
(Address of principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (713) 752-0062


                                 Not Applicable
             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange    Act    (17    CFR    240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

     On December 15, 2005, the Registrant issued a press release announcing the declaration of a dividend of $0.275 per share (consisting of a $0.15 per share regular quarterly dividend and a $0.125 per share special year-end dividend). The record date for the dividend is December 27, 2005 and it will be paid on January 4, 2006. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

     The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

        c.        Exhibits

                  99.1     Press Release dated December 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NGP CAPITAL RESOURCES COMPANY


                                By: /s/ Stephen K. Gardner
                                    --------------------------------------------
                                    Stephen K. Gardner
                                    Chief Financial Officer and Treasurer


Date:    December 15, 2005


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                                  EXHIBIT INDEX

Exhibit
-------
Number            Description
------            -----------

99.1              Press Release dated December 15, 2005.